3. ACQUISITIONS	12 Months Ended
Dec. 31, 2016
Notes to Financial Statements
3. ACQUISITIONS

NOTE 3: ACQUISITIONS

On December 31, 2015, the Company entered into an Asset Purchase Agreement pursuant to which the Company agreed to acquire all of the assets and liabilities of Boston Carriers Ltd., in exchange for newly issued shares of the Company’s Series A Preferred shares, $0.0001 par value per share, which were issued to the former sole shareholder of Boston Carriers Ltd. Included in the assets acquired was all outstanding stock in Poseidon. Accordingly, as a result of the Exchange, Poseidon became a wholly-owned subsidiary of the Company.

In connection with the execution of the Asset Purchase Agreement, the Company filed a Certificate of Designations with the Secretary of State of the State of Nevada regarding the creation of the Series A Preferred shares and the issuance of an aggregate of 1,850,000 shares of Series A Preferred shares, which were converted in shares of Common Stock in 2016, to the former sole shareholder of Boston Carriers Ltd.

In addition, on December 31, 2015, the Company’s then existing Directors appointed Mr. Antonios Bertsos, Mr. Harris Frangos and Mr. Fred Pier to the Company’s Board of Directors and concurrently with the closing of the Exchange, the Company’s former sole officer and all former directors resigned. Subsequently, the Company’s former sole officer was retained as a consultant and, pursuant to the terms of a consulting agreement, effective January 1, 2016, were issued a total of 26,274,987 shares of the Company’s Common Stock (refer to Note 13) Also, the Company issued 10,000,000 shares of its Common Stock to a service provider in lieu of cash payment upon the filing of Form 8-K to disclose the Asset Purchase Agreement with the SEC (refer to Note 13). Upon issuance of the Series A Preferred shares, the former sole shareholder of Boston Carriers Ltd. initially held approximately 92.5% of the Company’s issued and outstanding Common Stock, assuming the conversion of all of the Company’s outstanding Preferred shares.

The Series A Preferred shares were converted, into shares of Common Stock of the Corporation at a rate of 1,000 shares of Common Stock for each Series A Preferred share, on July 26, 2016, following the distribution by the Corporation of a cash dividend to the shareholders of its Common Stock of all amounts received by the Corporation as a refund to the Corporation from the United States Internal Revenue Service in connection with the Corporation's 2014 federal tax return less a maximum of $20,000 which would solely be used to pay the Corporation’s obligation under a settlement agreement relating to the Strong v. Strong lawsuit (the “Dividend”). The Series A Preferred shares were not participating shares and prior to conversion the holders thereof did not receive any dividend or other distribution from the Corporation and no portion of the Dividend was distributed for the benefit of the holders of Series A Preferred shares. Prior to conversion; however, the holders of Series A Preferred shares were entitled to vote on all matters on which holders of Common Stock were entitled to vote and voted as if such Series A Preferred shares had converted, provided however, that the holders of Series A Preferred shares were not entitled to vote on any matter which would amend the terms of and restrictions on the Series A Preferred shares.

In connection with the Exchange, the Company and Boston Carriers Ltd. contributed $75,000 and $100,000, respectively into an escrow account in which the Company is contributing all funds in its bank accounts at December 31, 2015 less amounts necessary to cover outstanding checks. The escrow account is maintained by The Law Office of James G. Dodrill II, P.A., which will disburse funds as directed by Osnah Bloom, our former chief executive officer and current consultant to the Company, to pay obligations of the Company outstanding at the Closing Date as well as to hold a reserve for payment of anticipated costs associated with ongoing lawsuits in which the Company is a party and which relate to discontinued operations of the Company.

Also as a result of the Exchange, the Company assumed the liabilities of Boston Carrier’s Ltd., including those associated with: (1) a Share Subscription Agreement between Boston Carriers Ltd. and YP Holdings, LLC and (2) a Bareboat Hire purchase agreement between Poseidon Navigation, Inc. and Go Skar Shipping S.A. (refer to Note 5).

Pursuant to the terms of the Subscription Agreement, YP Holdings, LLC (“YP”) invested $1,000,000 to acquire 100 Preferred Shares of Boston Carriers Ltd. preferred Shares (the “BC Ltd Preferred Shares”) with a face value of $10,000, each of which is convertible into shares of Common Stock of Boston Carriers Ltd. (the “BC Ltd Common Shares”) as described in the Certificate of Designations with respect to the BC Ltd Preferred Shares. The terms of the Subscription Agreement required that the issuer would also issue an equal number of shares of BC Ltd Preferred Shares to YP as a commitment fee for YP to make its investment. For additional information in relation to the preferred shares, refer to Note 13. Because the Company assumed all liabilities of Boston Carriers Ltd., the Company was ultimately responsible to issue shares of the Company’s Common Stock to satisfy the terms of the Subscription Agreement. The subscription was recorded as Shares subscription liability as the BC Ltd Preferred Shares were not issued by Boston Carriers Ltd. Boston Carriers Ltd. had reached an agreement with the subscriber for the actual issuance of the shares to take place from Boston Carriers, Inc. (formerly known as Integrated Inpatient Solutions, Inc).

The purchase price is equivalent to the fair value of the assets and liabilities acquired. The excess of the purchase price over the fair value of the assets acquired was recorded in shareholders equity.

The table below presents, how the transaction was recorded, including the fair values of the assets acquired and liabilities assumed:

Cash	$385,628
Advances for bareboat contract	500,000
Escrow account	99,965
Total assets acquired	$985,593

Stock subscription liability	$1,000,000
Total liabilities acquired	$1,000,000

Series A preferred shares issued for asset purchase agreement with Boston Carriers LTD	$185
Purchase price differential	$(14,592)